UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM 8-K

                                  Current Report

                          Pursuant to Section 13 or 15(d)
                      of the Securities Exchange Act of 1934



     Date of Report:                                      March 14, 1995
(Date of earliest event reported)



                         BROWNING-FERRIS INDUSTRIES, INC.
                (Exact name of registrant as specified in charter)


                           Commission file number 1-6805



         Delaware                                    74-1673682
  (State of Incorporation)            (I.R.S. Employer Identification No.)

     757 N. Eldridge
     Houston, Texas                                           77079
(Address of Principal Executive Offices)                    (Zip Code)


Registrants telephone number, including area code: 713/870-8100.










Item 7.   Financial Statements and Exhibits

This Form 8-K is being filed in order to file certain exhibits to Registration Statement No. 33-51879 and Registration Statement No. 33-39432, and such exhibits are being incorporated into Registration Statement No. 33-51879 and Registration Statement No. 33-39432.



                                          SEC File or
        Exhibits                       Registration Number    Exhibit Number
        --------                       -------------------    --------------

1(a)  Underwriting Agreement
between Browning-Ferris Industries,
Inc. and Lehman Brothers Inc., CS
First Boston Corporation, Goldman,
Sachs & Co., J.P. Morgan Securities
Inc. And Morgan Stanley & Co.
Incorporated as Representatives of
the Underwriters named therein,
dated March 8, 1995

4(g)   Form of 7 7/8% Senior
Note due March 15, 2005

23(g)  Consent of Binder Hamlyn




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereto duly authorized.

                               SIGNATURE




                                      BROWNING-FERRIS INDUSTRIES, INC.
                                             (Registrant)


March 14, 1995                        By:    /s/ Henry L. Hirvela
                                      -----------------------------------
                                                Henry L. Hirvela
                                           Vice President and Treasurer